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                                                                   Exhibit 10.16





                AMENDED AND RESTATED SHAREHOLDER PLEDGE AGREEMENT

         This amended and restated SHAREHOLDER PLEDGE AGREEMENT (this "AGREEMENT"), which amends and restates the Shareholder Pledge Agreement of even date hereof, is dated as of October 8, 1999, and entered into by and among GTS TRANSATLANTIC HOLDINGS, LTD., a company organized and existing under the laws of Bermuda ("GTS HOLDINGS"), and FLAG ATLANTIC HOLDINGS LIMITED, a company organized and existing under the laws of Bermuda ("FLAG ATLANTIC HOLDINGS") (each of GTS Holdings and FLAG Atlantic Holdings being a "PLEDGOR" and collectively "PLEDGORS"; PROVIDED that after the Closing Date, "PLEDGORS" shall be deemed to include any Additional Pledgors (as herein defined)) and BARCLAYS BANK PLC, as agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Lender Counterparties (as hereinafter defined).

                             PRELIMINARY STATEMENTS

         A. Pledgors are the legal and beneficial owners of the shares of stock (the "PLEDGED SHARES") described in Part A of SCHEDULE I annexed hereto and issued by FLAG Atlantic Limited, a company organized and existing under the laws of Bermuda ("COMPANY").

         B. Pursuant to that certain Credit Agreement dated as of October 8, 1999 (said Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Company, the financial institutions listed therein as Lenders, Barclays Bank plc, as Administrative Agent, Barclays Bank plc, as Security Agent, Barclays Capital, as Lead Arranger, WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as syndication agent (in such capacity, the "SYNDICATION AGENT"), DRESDNER BANK AG, NEW YORK AND GRAND

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CAYMAN BRANCHES, as documentation agent (in such capacity, the "DOCUMENTATION
AGENT"), and Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

         C. Company may from time to time enter, or may from time to time have entered, into one or more Interest Hedging Agreements (collectively, the "LENDER INTEREST HEDGING AGREEMENTS") with one or more Lenders or their Affiliates (in such capacity, each a "LENDER COUNTERPARTY" and collectively, "LENDER COUNTERPARTIES") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Hedging Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof (all such obligations being the "INTEREST RATE OBLIGATIONS"), together with all obligations of Company under the Credit Agreement and the other Financing Documents, be secured hereunder.

         D. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that each Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Lender Counterparties to enter into Lender Interest Hedging Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Pledgor hereby agrees with Secured Party as follows:

SECTION 1.  PLEDGE OF SECURITY.

         Each Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in and to the following (the "PLEDGED COLLATERAL"):

                  (a) the Pledged Shares owned by such Pledgor and the certificates representing such Pledged Shares and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Pledged Shares, and all dividends, cash, warrants, rights, instruments and other


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         property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

                  (b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of the Company from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares (all such shares, securities, warrants, options, rights, certificates, instruments and interests collectively being "ADDITIONAL PLEDGED SHARES"), and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Shares;

                  (c) to the extent not covered by clauses (a) through (b) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to such Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral.

SECTION 2.  SECURITY FOR OBLIGATIONS.

         This Agreement secures, and the Pledged Collateral pledged and assigned by each Pledgor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all Secured Obligations with respect to such Pledgor. "SECURED OBLIGATIONS" means, with respect to any Pledgor, all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Financing Documents and any Lender Interest Hedging



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Agreements, in each case together with all extensions or renewals thereof, whether for principal, interest (including, without limitation, interest accruing at the then applicable rate provided for in the Financing Documents after the maturity of the Loans and interest accruing at the then applicable rate provided in the Financing Documents after the filing or commencement of any bankruptcy, insolvency, reorganization or like proceeding relating to the Company or any of its Subsidiaries whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), payments for early termination of Lender Interest Hedging Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, due or to become due, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Lender Counterparty as a preference, fraudulent transfer or otherwise, and all obligations of every nature of such Pledgor now or hereafter existing under this Agreement or any other Financing Document.

SECTION 3.  DELIVERY OF PLEDGED COLLATERAL.

         All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by the appropriate Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement), Secured Party shall have the right, without notice to any Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.


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SECTION 4.  REPRESENTATIONS AND WARRANTIES.

         Each Pledgor represents and warrants as follows:

                  (a) DUE AUTHORIZATION, ETC. OF PLEDGED COLLATERAL. All of the Pledged Shares owned by such Pledgor have been duly authorized and validly issued and are fully paid and non-assessable.

                  (b) DESCRIPTION OF PLEDGED COLLATERAL. The Pledged Shares owned by such Pledgor constitute the percentage of the issued and outstanding shares of stock of the Company set forth on SCHEDULE I annexed hereto, and, except as disclosed to the Administrative Agent in writing, there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares.

                  (c) OWNERSHIP OF PLEDGED COLLATERAL. Such Pledgor is the legal, record and beneficial owner of the Pledged Collateral owned by such Pledgor free and clear of any Lien except for the security interest created by this Agreement and by the second priority security interest, of even date herewith, given by FLAG Atlantic Holdings with respect to its Pledged Shares in favor of a party acceptable to the Secured Party who shall be identified to the Secured Party on the Closing Date (the "SECOND PRIORITY LIEN HOLDER").

                  (d) PERFECTION. Each Pledgor's pledge of its Pledged Collateral pursuant to this Agreement creates a valid and, together with delivery of physical possession to the Secured Party or its Agent of the share certificates relating thereto, a notation of this pledge on the Register of Members of the Company and registration of this Agreement with the Registrar of Companies in Bermuda pursuant to
         Section 55 of the Bermuda Companies Act 1981, perfected first priority security interest in the Pledged Collateral, securing the payment of the Secured Obligations.


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SECTION 5.  TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL; ETC.

         Each Pledgor shall:

                  (a) not, except as permitted by the immediately following proviso, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option, other than pursuant to the Shareholders Agreement, with respect to, any of the Pledged Collateral owned by such Pledgor, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral owned by such Pledgor, except for the security interest under this Agreement or the second priority security interest of even date herewith given to the Second Priority Lien Holder, or (iii) permit Company to merge or consolidate unless all of its outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; PROVIDED that (i) Pledgor may sell or transfer the Pledged Collateral so long as the purchaser or transferee thereof is a Pledgor or becomes an additional Pledgor (each an "ADDITIONAL PLEDGOR") under this Agreement and (ii) FLAG Atlantic Holdings may grant a security interest in its shares in the Company and the other assets of the Company which constitute "PLEDGED CAPITAL" pursuant to the Second Priority Security Agreement, which security's interest shall be subordinate to the security interest in the Pledged Collateral created hereby pursuant to the terms of the Subordination Agreement. Each Additional Pledgor shall execute an acknowledgment to this Agreement substantially in the form of Schedule III annexed hereto and shall take such further action in connection therewith as Secured Party may reasonably request. Upon delivery of such counterpart to Administrative Agent and Secured Party, notice of which is hereby waived by Pledgors, each such Additional Pledgor shall be a Pledgor and shall be as fully a party hereto as if such Additional Pledgor were an original signatory hereto;

                  (b) (i) cause Company not to issue any stock or other securities in addition to or in substitution for the Pledged Shares, except to a Pledgor or as otherwise permitted by the Credit Agreement and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of the Company;


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                  (c) promptly deliver to Secured Party all material written notices received by it with respect to the Pledged Collateral owned by such Pledgor; and

                  (d) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral owned by such Pledgor, except to the extent the validity thereof is being contested in good faith; PROVIDED that such Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against such Pledgor or any of the Pledged Collateral owned by such Pledgor as a result of the failure to make such payment.

SECTION 6.  FURTHER ASSURANCES; PLEDGE AMENDMENTS.

         (a) Each Pledgor agrees that from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby in respect of Pledged Collateral owned by such Pledgor or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral owned by such Pledgor. Without limiting the generality of the foregoing, such Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby in respect of Pledged Collateral owned by such Pledgor and (ii) at Secured Party's reasonable request, appear in and defend any action or proceeding that may affect such Pledgor's title to or Secured Party's security interest in all or any part of the Pledged Collateral.

         (b) Each Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(a) or (b), promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Amendment, duly executed by such Pledgor, in substantially the form of SCHEDULE II annexed hereto (a "PLEDGE AMENDMENT"), in respect of the additional Pledged Shares to be pledged pursuant to this Agreement. Each Pledgor



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hereby authorizes Secured Party to attach each Pledge Amendment to this
Agreement and agrees that all Pledged Shares listed on any such Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; PROVIDED that the failure of a Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.


SECTION 7.  VOTING RIGHTS; DIVIDENDS; ETC.

         (a) PLEDGORS' RIGHTS. So long as no Event of Default shall have occurred and be continuing:

                  (i) Pledgors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agree ment;

                  (ii) Pledgors shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; PROVIDED, HOWEVER, that any and all

                           (1) dividends and interest paid or payable other than
                  in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                           (2) dividends and other distributions paid or payable
                  in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                           (3) cash paid, payable or otherwise distributed in
                  respect of principal or in redemption of or in exchange for any Pledged Collateral,


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         shall be, and shall forthwith be delivered to Secured Party to hold as,
         Pledged Collateral and shall, if received by a Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of such Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with all necessary endorsements); and

                  (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgors all such proxies, dividend payment orders and other instruments as Pledgors may from time to time reasonably request for the purpose of enabling Pledgors to exercise the voting and other consensual rights which they are entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which they are authorized to receive and retain pursuant to paragraph (ii) above.

         (b) SECURED PARTY'S RIGHTS. Upon acceleration of the maturity of the Loans in accordance with Section 7 of the Credit Agreement and upon the occurrence and during the continuation of an Event of Default:

                  (i) upon written notice from Secured Party to the Pledgors, all rights of such Pledgors to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to
         Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

                  (ii) all rights of Pledgors to receive the dividends and interest payments which they would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                  (iii) all dividends and other payments which are received by a Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Pledgor and shall forthwith be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).


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         (c) IRREVOCABLE PROXY. In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), (i) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments in respect of the Pledged Collateral owned by such Pledgor as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), each Pledgor hereby grants to Secured Party an IRREVOCABLE PROXY to vote the Pledged Shares owned by such Pledgor and to exercise all other rights, powers, privileges and remedies to which a holder of such Pledged Shares would be entitled (including without limitation giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of such Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the earlier to occur of (i) cessation of such Event of Default and (ii) payment in full of the Secured Obligations.

SECTION 8.  SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

         Each Pledgor hereby irrevocably appoints Secured Party as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Secured Party or otherwise, from time to time following the occurrence and during the continuance of an Event of Default, in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral owned by such Pledgor without the signature of such Pledgor;


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                  (b) to ask, demand, collect, sue for, recover, compound,
         receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral owned by such Pledgor;

                  (c) to receive, endorse and collect any instruments made payable to such Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral owned by such Pledgor or any part thereof and to give full discharge for the same; and

                  (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral owned by such Pledgor.


SECTION 9.  SECURED PARTY MAY PERFORM.

         If any Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by the relevant Pledgor under Section 13(b).

SECTION 10.  STANDARD OF CARE.

         The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the


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Pledged Collateral, or (d) initiating any action to protect the Pledged
Collateral against the possibility of a decline in market value; provided, however, that the Secured Party shall at all times be liable for its gross negligence or malfeasance (and that of its employees and agents). Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

SECTION 11.  REMEDIES.

         (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Secured Party or any Lender or Lender Counterparty may be the purchaser of any or all of the Pledged Collateral at any such sale and Secured Party, as agent for and representative of Lenders and Lender Counterparties (but not any Lender or Lenders or Lender Counterparty or Lender Counterparties in its or their respective individual capacities unless Majority Obligees (as defined in Section 15(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' written notice to such


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Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

         (b) In the event that Secured Party determines in its sole discretion to sell the Pledged Collateral in one or more private sales, subject to Section 11(a):


                  (i) Secured Party may sell the Pledged Collateral or any part thereof in one or more parcels;

                  (ii) Secured Party may sell for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable;

                  (iii) Secured Party may in its discretion establish a reserve price for the Pledged Collateral or any part thereof;

                  (iv) Secured Party shall not be obligated to make any sale regardless of any offer to sell which Secured Party may have made;

                  (v) Secured Party may postpone or cancel the sale, modify the terms and conditions of the sale, withdraw any Pledged Collateral from the sale at any time, including by announcement at the time and place fixed for the sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

                  (vi) Each Pledgor unconditionally waives any claims against Secured Party arising by reason of the fact that the price of which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been attained at a public sale, even if Secured Party accepts


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

         the first offer received and does not offer such security assets to more than one offeree;

                  (vii) Each Pledgor unconditionally agrees that Secured Party may acquire the Secured Assets or sell them to an affiliate.

         (c) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions and, notwithstand ing such circumstances, such Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

         (d) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall and shall cause Company to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         (e) The Secured Party agrees that it will act in parallel to initiate remedies available under this Agreement against the respective Pledgors whether such initiative is by demand or the initiation of the remedies available under this Section, and if the Secured Party shall realize upon less than all of the Pledged Collateral, by sale of shares or otherwise, the Secured Party agrees to initiate a sale of equal portions of the Pledged Collateral from each Pledgor. This undertaking shall in no respect diminish or delay the exercise by the Secured Party of all rights available hereunder. In the event that the exercise of rights by the Secured Party against one of the Pledgors should be delayed, deferred, enjoined or for any other reason whatsoever the Secured Party is unable to exercise in full or realize in full its rights and benefits under this Agreement, the Secured Party may proceed in the exercise of its remedies against the other Pledgor and, if its initiative was in respect of less than all Pledged Collateral of such Pledgor, such initiative may be supplemented in order to exercise remedies against additional Pledged Collateral or all Pledged Collateral of such Pledgor to the fullest extent permitted by law. The Secured Party hereby acknowledges that each Pledgor is subrogated to the rights of the Secured Party and the Lenders under the Financing Documents; provided that no such right may be exercisable until the satisfaction in full by the Company of all its obligations under the Credit Agreement.


SECTION 12.  APPLICATION OF PROCEEDS.

         All proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as provided in Section 2.16 of the Credit Agreement.

SECTION 13.  INDEMNITY AND EXPENSES.

         (a) Subject to Section 25, each Pledgor severally agrees to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from enforcement of this Agreement, except to the extent such claims, losses or liabilities result solely from Secured Party's or a Lender's or Lender Counterparty's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         (b) Subject to Section 25, each Pledgor severally agrees to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Pledged Collateral of such Pledgor, (ii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iii) the failure by such Pledgor to perform or observe any of the provisions hereof.

         (c) The obligations of Pledgors in this Section 13 shall survive the termination of this Agreement and the discharge of Pledgors' other obligations under this Agreement, the Lender Interest Hedging Agreements, the Credit Agreement and the other Financing Documents.

SECTION 14.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

         This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations and the cancellation or termination of the Commitments, (b) be binding upon Pledgors and their respective successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the gener ality of the foregoing clause (c), but subject to the provisions of subsection 10.4 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations and the cancellation or termination of the Commit ments, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgors. Upon any such termination Secured Party will, at Pledgors' expense, execute and deliver to Pledgors such documents as Pledgors shall reasonably request to evidence such termination and Pledgors shall be entitled to the return, upon their request and at their expense, against receipt and without recourse to Secured Party, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

SECTION 15.  SECURED PARTY AS AGENT.

         (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Lender Counterparties. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Credit Agreement; PROVIDED that Secured Party shall exercise, or refrain from exercising, any remedies provided for in
Section 11 in accordance with the
instructions of (i) Majority Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Financing Documents, and the termination of the Commitments, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Hedging Agreements (Majority Lenders or, if applicable, such holders being referred to herein as "MAJORITY OBLIGEES"). In furtherance of the foregoing provisions of this Section 15(a), each Lender Counterparty, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Lender Counterparty that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Lender Counterparties in accordance with the terms of this Section 15(a).

         (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to Article IX of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to Article IX of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to Article IX of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appoint ment as Administrative Agent under Article IX of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

SECTION 16.  AMENDMENTS; ETC.

         No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgors; PROVIDED that any Pledge Amendment in the form of SCHEDULE II annexed hereto shall be effective upon execution by any Pledgor and Pledgors hereby waive any requirement of notice of or consent to any such Pledge Amendment or amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.


SECTION 17.  NOTICES.

         Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex (with received answerback), or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; PROVIDED that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.1 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 18.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

         No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 19.  SEVERABILITY.

         In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 20.  HEADINGS.

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.


SECTION 21.  GOVERNING LAW; TERMS; RULES OF CONSTRUCTION.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITA TION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. UNLESS OTHERWISE DEFINED HEREIN OR IN THE CREDIT AGREEMTN, TERMS USED IN ARTICLES 8 AND 9 OF THE UNIFORM COMMERCIAL CODE IN THE STATE OF NEW YORK ARE USED HEREIN AS THEREIN DEFINED. THE RULES OF CONTSTRUCTION SET FORTH IN SUBSECTION 1.3 OF THE CREDIT AGREEMENT SHALL BE APPLICABLE TO THIS AGREEMENT MUTATIS MUTANDIS.

SECTION 22.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

         ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PLEDGOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) IN THE CASE THAT SUCH PLEDGOR IS FLAG ATLANTIC HOLDINGS, DESIGNATES AND APPOINTS FLAG TELECOM USA LIMITED WITH OFFICES AT 570 LEXINGTON AVENUE, 38TH FLOOR, NEW YORK, NY 10022, AND IN THE CASE THAT SUCH PLEDGOR IS GTS HOLDINGS, DESIGNATES AND APPOINTS NATIONAL CORPORATE RESEARCH WITH OFFICES AT 225 W. 34TH ST., SUITE 2110, NEW YORK, NY 10122, OR SUCH OTHER PERSONS LOCATED IN NEW YORK STATE AS MAY HEREAFTER BE SELECTED BY SUCH PLEDGOR AND AGREE ING IN WRITING TO SO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH PLEDGOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO SUCH PLEDGOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 17 PROVIDED THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF SUCH PROCESS. IF ANY AGENT APPOINTED BY SUCH PLEDGOR REFUSES TO ACCEPT SERVICE, SUCH PLEDGOR HEREBY AGREES THAT SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST SUCH PLEDGOR IN THE STATE OF NEW YORK MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH PLEDGOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 17, AND SUCH PLEDGOR HEREBY ACKNOWLEDGES THAT SUCH SERVICE SHALL BE EFFECTIVE AND BINDING IN EVERY RESPECT;
(IV) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY

OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH PLEDGOR IN THE COURTS OF ANY OTHER JURISDIC TION; AND (V) AGREES THAT THE PROVISIONS OF THIS SECTION 22 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 23.  WAIVER OF JURY TRIAL.

         PLEDGORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PLEDGOR AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR PLEDGORS AND SECURED PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT PLEDGORS AND SECURED PARTY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PLEDGOR AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 23 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 24.  COUNTERPARTS.

         This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 25.  NON-RECOURSE.

                  Notwithstanding anything to the contrary in this Agreement or any other Financing Document, the Secured Party's sole recourse against each Pledgor for the breach of any representation or warranty by any such Pledgor under this Agreement or the failure by any Pledgor to perform its obligations under this Agreement shall be solely to the Pledged Collateral and shall not extend to any other assets of such Pledgor, or to any shareholder, employee, director, officer, representative or agent of such Pledgor or any Affiliates of such Pledgor or its shareholders, employees, directors, officers, representatives or agents.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, Pledgors and Secured Party have caused this Agreement to be duly executed and delivered by their Responsible Officers thereunto duly authorized as of the date first written above.

                                      GTS TRANSATLANTIC HOLDINGS, LTD

                                      By:  /s/ Steven E. Andrews
                                          ------------------------------
                                          Name: Steven E. Andrews
                                          Title:

                                      FLAG ATLANTIC HOLDINGS LIMITED

                                      By:  /s/ Edward McCormack
                                          ------------------------------
                                          Name: Edward McCormack
                                          Title:

                                            BARCLAYS BANK PLC,
                                            as Secured Party

                                            By:  /s/ L. Peter Yetman
                                                -------------------------------
                                                  Authorized Signatory



                                       S-2